Subsequent Events (Details) - Subsequent Events [Member] ₪ in Thousands, shares in Thousands, $ in Thousands	2 Months Ended
	Mar. 06, 2018 ILS (₪)	Jan. 10, 2018 USD ($) shares
Subsequent Events (Textual)
Exercising warrants into ordinary shares | shares		11,486
Aggregate amount | $		$ 2,240
Issued and outstanding share capital, Percentage		32.62%
Issued and outstanding share capital rate fully diluted basis		35.73%
Minimum net cash	₪ 2,000
Controlling shareholders, description	Upon the closing of the Transaction (the "Closing"), the Company will sell to Tamda all of the issued and outstanding share capital of the Subsidiary, in consideration of approximately 74.5% of Tamda's then issued and outstanding share capital. Immediately prior to the Closing, Tamda will have no assets, liabilities or obligations of any nature and will have minimum net cash of NIS 2,000, of which up to NIS 600 plus applicable VAT will be designated for Transaction costs. In addition, the parties will use their best efforts to cause Tamda to comply with TASE's listing requirements for the TASE's Main List. The parties' obligations to consummate the Transaction are subject to the satisfaction of customary conditions as set forth in the MOU. The parties will conduct mutual due diligence within 45 days following the date of the MOU. The parties have agreed to act diligently in order to enter into a definitive agreement within 30 days after the completion of due diligence. There is no certainty that the transaction will close as contemplated, if at all.
Maximum [Member]
Subsequent Events (Textual)
Minimum net cash	₪ 600